UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                           Solomon Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      000-50532                   52-1812208
        --------                      ---------                   ----------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
     of incorporation)                                        Identification No.)

                         1400 L & R Industrial Boulevard
                          Tarpon Springs, Florida 34689
                          -----------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (727) 934-8778
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Solomon Technologies, Inc. in this report that are not historical in nature, particularly those that utilize the terminology such as "may," "will," "should," "likely," "expects," "anticipates," "estimates," "believes," or "plans," or comparable terminology, are forward-looking statements based on current expectations about future events, which management has derived from the information currently available to it. It is possible that the assumptions made by management for purposes of such statements may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. Important factors known to management that could cause forward-looking statements to turn out to be incorrect are identified and discussed from time to time in the company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this report speak only as of the date hereof, and the company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2004, Solomon Technologies, Inc. ("Solomon") entered into a dealership agreement, dated as of November 1, 2004, with Nautique Propulsion Systems of South Africa ("Nautique"). Pursuant to the agreement, Nautique will be the exclusive distributor of Solomon's STI electric propulsion systems to boat builders and boatyards throughout the South African market.

Nautique has agreed to purchase a minimum of a dozen STI systems over the next year. Solomon has agreed to train Nautique's employees in the installation of the STI systems in various vessels and to prepare a customized installation manual for the first vessel in which Nautique installs the system. Nautique's personnel have already received training at Solomon's facilities in Tarpon Springs, Florida and have been certified to install the STI system in boats. If necessary, Solomon will provide an engineer to help with the first installation at Nautique's facilities in South Africa.

Solomon has agreed to provide Nautique with certain specified marketing assistance, including copies of brochures, posters and other materials Solomon prepares for its own purposes, the assistance of Solomon's marketing staff at cost and as time permits for special marketing assignments, and the participation of Solmon personnel at boat shows.

Item 7.01 Regulation FD Disclosure.

On November 8, 2004, Solomon issued a press release announcing the dealership agreement with Nautique. A copy of the press release is filed herewith as
Exhibit 99.1.


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
Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     99.1 Press release regarding dealership agreement with Nautique Propulsion Systems.


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
                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOLOMON TECHNOLOGIES, INC.
                                        (Registrant)

Dated:  November 8, 2004                By:   /s/ Peter W. DeVecchis, Jr.
                                              ----------------------------
                                              Peter W. DeVecchis, Jr.
                                              President


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